UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

XERIS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40880	87-1082097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600
Chicago, Illinois 60601
(Address of principal executive offices, including zip code)

(844) 445-5704
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On October 20, 2022, Xeris Biopharma Holdings, Inc. (the “Company”) issued a press release announcing topline results from its Phase 1 study of subcutaneous (SC) levothyroxine (XP-8121) in healthy adult volunteers. The Company intends to host a conference call and live webcast to discuss the results on October 20, 2022 at 8:30 a.m. E.T. The Company has made available a slide presentation to accompany the call, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	Press release of Xeris Biopharma Holdings, Inc. dated October 20, 2022
99.2	Slide presentation of Xeris Biopharma Holdings, Inc. dated October 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2022	Xeris Biopharma Holdings, Inc.

	By:	/s/ Steven M. Pieper
Name: Steven M. Pieper
Title: Chief Financial Officer